39117‑P3 07/26

PUTNAM FUNDS TRUST
SUPPLEMENT DATED JULY 2, 2026
TO THE PROSPECTUS DATED OCTOBER 1, 2025 OF
PUTNAM DYNAMIC ASSET ALLOCATION EQUITY FUND (the “Fund”)

Important Notice Regarding Change in Investment Policy

I.
Effective September 1, 2026 (the “Effective Date”), the Fund’s current policy to invest at least 80% of its net assets in common stocks will be replaced with the 80% investment policy described below. As of the Effective Date, the following replaces the second and third sentences of the first paragraph of the section entitled “Fund summary — Investments, risks, and performance” of the Fund’s Prospectus:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities. This policy may be changed only after 60 days’ notice to shareholders. Equity and equity-related securities include exchange-traded and over‑the‑counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other equity-focused investment companies.

II.
Effective immediately, the following replaces the first sentence of the section entitled “What are the fund’s main investment strategies and related risks? – Derivatives risk” of the Fund’s Prospectus:

The fund may engage in a variety of transactions involving equity-related derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts, including total return swaps.
Please retain this supplement for future reference.

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